UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 31, 2006 (July 26, 2006)

MGCC INVESTMENT STRATEGIES INC.

(Exact name of registrant as specified in its charter)

Nevada	0-50883	88-0495105
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

No. 56 Lingxi Street
Taihe District
Jinzhou City, Liaoning
People’s Republic of China, 121013
(Address of Principal Executive Offices)

(86) 0416-5186632
Registrant’s Telephone Number, Including Area Code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER INFORMATION

On July 12, 2006, the Registrant’s board of the directors approved a 2.448719-for-1 forward stock split in the form of a stock dividend. The record date for the stock dividend is July 25, 2006 (the “Forward Stock Split”). Customary notification was provided to the NASDAQ Stock Market and it effected the Forward Stock Split on the OTC Bulletin Board at the beginning of business on July 26, 2006. As a result of the Forward Stock Split, the Registrant has 23,959,994 shares of common stock issued and outstanding as of the date of this report.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGCC Investment Strategies Inc.

Date: July 31, 2006

/s/ Qingjie Zhao

Chief Executive Officer